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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-37803, 333-17243, 333-17245 and 333-48163).


                                            Arthur Andersen LLP


Atlanta, Georgia
March 24, 1998